UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2024
SenesTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23460 N. 19th Avenue, Suite 110 Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (928) 779-4143
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

Our board of directors (the “Board”) has determined that our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) will be held on July 11, 2024. Stockholders of record at the close of business on May 24, 2024, and only such stockholders will be entitled to notice of and to vote at the 2024 Annual Meeting. The time and location of the 2024 Annual Meeting will be set forth in our definitive proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”).

Because the date of the 2024 Annual Meeting differs by more than thirty days from the anniversary date of our 2023 Annual Meeting of Stockholders, which was held on June 26, 2023, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the deadlines for any stockholder to submit a nominee to serve as director pursuant to Rule 14a-18, or to submit a proposal to be considered at the meeting or for inclusion in our proxy materials outside of Rule 14a-8, as set forth in our 2023 proxy statement, filed with the SEC on April 28, 2023 (the “2023 Proxy Statement”), no longer apply. Pursuant to Rule 14a-5(f) of the Exchange Act, we hereby provide notice of the revised deadlines for such proposals by means of this report.

Our stockholders who wish to have a proposal, including nominations of persons for election to the Board, considered for inclusion in the proxy materials for the 2024 Annual Meeting must ensure that such proposal is received by, on, or before the close of business on May 6, 2024, which date the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials, and which complies with the requirements of the Company’s bylaws (the “Bylaws”). To be eligible for inclusion in the proxy materials for the 2024 Annual Meeting, any such proposal must also meet the requirements set forth in the rules and regulations of the SEC and in the Bylaws, including those described in the sections titled “Director Nomination Process” and “Deadlines for Receipt of Stockholder Proposals” in the 2023 Proxy Statement.

Proposals and notices must be in writing and received by our Secretary, Thomas C. Chesterman, addressed to: SenesTech, Inc. Board of Directors, Attn: Secretary, 23460 N. 19th Ave., Suite 110, Phoenix, Arizona 85027.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2024	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer and Secretary